EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    26-Jul-04                                                         31-Jul-04

    Distribution Date:     BMW Vehicle Owner Trust 2004-A              Period #
    25-Aug-04              ------------------------------                     3

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    Balances
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                                                                                      Initial                  Period End
         Receivables                                                           $1,500,120,934              $1,344,275,394
         Reserve Account                                                           $9,683,915                 $13,759,484
         Yield Supplement Overcollateralization                                   $10,287,158                  $9,163,800
         Class A-1 Notes                                                         $313,000,000                $158,277,818
         Class A-2 Notes                                                         $417,000,000                $417,000,000
         Class A-3 Notes                                                         $470,000,000                $470,000,000
         Class A-4 Notes                                                         $256,312,000                $256,312,000
         Class B Notes                                                            $33,521,000                 $33,521,000

    Current Collection Period
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         Beginning Receivables Outstanding                                     $1,394,750,720
         Calculation of Total Distribution Amount
              Regular Principal Distributable Amount
                  Receipts of Scheduled Principal                                 $29,434,324
                  Receipts of Pre-Paid Principal                                  $20,841,199
                  Liquidation Proceeds                                               $150,886
                  Principal Balance Allocable to Gross Charge-offs                    $48,917
              Total Receipts of Principal                                         $50,475,326

              Interest Distribution Amount
                  Receipts of Interest                                             $5,271,222
                  Servicer Advances                                                        $0
                  Reimbursement of Previous Servicer Advances                         ($6,743)
                  Accrued Interest on Purchased Receivables                                $0
                  Recoveries                                                          $10,273
                  Net Investment Earnings                                              $7,385
              Total Receipts of Interest                                           $5,282,137

              Release from Reserve Account                                                 $0

         Total Distribution Amount                                                $55,708,546

         Ending Receivables Outstanding                                        $1,344,275,394

    Servicer Advance Amounts
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         Beginning Period Unreimbursed Previous Servicer Advance                     $105,330
         Current Period Servicer Advance                                                   $0
         Current Reimbursement of Previous Servicer Advance                           ($6,743)
         Ending Period Unreimbursed Previous Servicer Advances                        $98,587

    Collection Account
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         Deposits to Collection Account                                           $55,708,546
         Withdrawals from Collection Account
              Servicing Fees                                                       $1,162,292
              Class A Noteholder Interest Distribution                             $2,628,721
              First Priority Principal Distribution                                        $0
              Class B Noteholder Interest Distribution                                $98,328
              Regular Principal Distribution                                      $50,107,575
              Reserve Account Deposit                                              $1,711,629
              Unpaid Trustee Fees                                                          $0
              Excess Funds Released to Depositor                                           $0
         Total Distributions from Collection Account                              $55,708,546


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    Excess Funds Released to the Depositor
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              Release from Reserve Account                                      $0
              Release from Collection Account                                   $0
         Total Excess Funds Released to the Depositor                           $0

    Note Distribution Account
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         Amount Deposited from the Collection Account                  $52,834,625
         Amount Deposited from the Reserve Account                              $0
         Amount Paid to Noteholders                                    $52,834,625

    Distributions
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         Monthly Principal Distributable Amount                    Current Payment        Ending Balance      Per $1,000    Factor
         Class A-1 Notes                                               $50,107,575          $158,277,818        $160.09      50.57%
         Class A-2 Notes                                                        $0          $417,000,000          $0.00     100.00%
         Class A-3 Notes                                                        $0          $470,000,000          $0.00     100.00%
         Class A-4 Notes                                                        $0          $256,312,000          $0.00     100.00%
         Class B Notes                                                          $0           $33,521,000          $0.00     100.00%

         Interest Distributable Amount                             Current Payment            Per $1,000
         Class A-1 Notes                                                  $220,541                 $0.70
         Class A-2 Notes                                                  $653,300                 $1.57
         Class A-3 Notes                                                $1,045,750                 $2.23
         Class A-4 Notes                                                  $709,130                 $2.77
         Class B Notes                                                     $98,328                 $2.93



    Carryover Shortfalls
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                                                                            Prior
                                                                      Period Carryover      Current Payment    Per $1,000
         Class A-1 Interest Carryover Shortfall                                 $0                    $0             $0
         Class A-2 Interest Carryover Shortfall                                 $0                    $0             $0
         Class A-3 Interest Carryover Shortfall                                 $0                    $0             $0
         Class A-4 Interest Carryover Shortfall                                 $0                    $0             $0
         Class B Interest Carryover Shortfall                                   $0                    $0             $0


    Receivables Data
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                                                                   Beginning Period          Ending Period
         Number of Contracts                                                62,759                61,622
         Weighted Average Remaining Term                                     48.55                 47.59
         Weighted Average Annual Percentage Rate                             4.77%                 4.74%

         Delinquencies Aging Profile End of Period                   Dollar Amount            Percentage
              Current                                               $1,237,343,836                92.05%
              1-29 days                                                $93,877,204                 6.98%
              30-59 days                                               $10,824,729                 0.81%
              60-89 days                                                $1,445,397                 0.11%
              90-119 days                                                 $784,228                 0.06%
              120-149 days                                                      $0                 0.00%
              Total                                                 $1,344,275,394               100.00%
              Delinquent Receivables +30 days past due                 $13,054,354                 0.97%


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         Write-offs
              Gross Principal Write-Offs for Current Period                $48,917
              Recoveries for Current Period                                $10,273
              Net Write-Offs for Current Period                            $38,644

              Cumulative Realized Losses                                   $38,774


         Repossessions                                               Dollar Amount                Units
              Beginning Period Repossessed Receivables Balance            $700,925                 20
              Ending Period Repossessed Receivables Balance               $990,233                 30
              Principal Balance of 90+ Day Repossessed Vehicles                 $0                  0



    Yield Supplement Overcollateralization
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         Beginning Period Required Amount                               $9,531,551
         Beginning Period Amount                                        $9,531,551
         Ending Period Required Amount                                  $9,163,800
         Current Period Release                                           $367,751
         Ending Period Amount                                           $9,163,800
         Next Distribution Date Required Amount                         $8,802,805

    Reserve Account
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         Beginning Period Required Amount                              $24,241,322
         Beginning Period Amount                                       $12,047,855
         Net Investment Earnings                                            $7,385
         Current Period Deposit                                         $1,711,629
         Current Period Release to Collection Account                           $0
         Current Period Release to Depositor                                    $0
         Ending Period Required Amount                                 $23,364,439
         Ending Period Amount                                          $13,759,484

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